of the Employee by the Company and its subsidiaries is "at will" and, prior to a Change of Control of the Company or an announcement of a signed agreement for such a Change of Control, may be terminated by the Employee, the Company or any of its subsidiaries at any time.


        (j) This Agreement may be executed in counterparts, any of which shall be deemed to be an original.


        IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.


Date:
      ---------------------        ---------------------------------------
                                                    1--

Date:
      ---------------------        Affiliated Bankshares of Colorado, Inc.

                                   By
                                      ------------------------------------
                                          Kent O. Olin, President and
                                            Chief Executive Officer



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